OPPENHEIMER DEVELOPING MARKETS FUND

Supplement dated March 6, 2013 to the

Prospectus and Statement of Additional Information dated December 28, 2012

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Developing Markets Fund (the “Fund”) dated December 28, 2012.

The following information is added to the sections titled “More About Your Account” beginning on page 11 of the Prospectus and “How to Buy Shares” beginning on page 56 of the SAI:

Effective as of the close of the New York Stock Exchange (NYSE) on April 12, 2013 (the "Closing Date"), the Fund will no longer accept purchase orders from new investors and existing Fund shareholders will no longer be able to purchase new shares or exchange shares of other funds into the Fund, subject to the following exceptions:

•	Existing shareholders can continue to purchase shares through dividend and capital gain reinvestments.

•	Existing shareholders in broker/dealer wrap-fee programs can continue to purchase shares and exchange into the Fund. Existing broker/dealer wrap-fee programs can add new participants. The Fund will not be available to new broker/dealer wrap-fee platforms.

•	Existing shareholders in the following types of retirement plans can continue to purchase shares and exchange into the Fund: defined contribution investment only (DCIO), 401(k) (including “Single K”), 403(b) custodial plans, pension and profit sharing plans, defined benefit plans (including “Single DB Plus”), SIMPLE IRAs and SEP IRAs. New participants in such plans that currently offer the Fund as an investment option can elect to purchase new shares of the Fund. However, the Fund will be closed to new retirement plans. New retirement plans that are authorized prior to the Closing Date will have until July 15, 2013 to fund the account.

•	Existing shareholders that have an investment allocation to the Fund through an OppenheimerFunds Portfolio Builder account prior to the Closing Date can continue to purchase shares and exchange into the Fund.

•	Existing firms in RIA/bank trust wrap-fee programs that hold shares of the Fund prior to the Closing Date can continue to purchase or exchange shares subject to a $100,000 minimum investment at the firm level. RIA/bank trust platforms cannot add new firms.

•	Existing shareholders in private bank platforms can continue to make purchases and exchange into the Fund. Private bank platforms can add new participants, but participants who seek to open new accounts are subject to a $100,000 initial minimum investment. The Fund will not be available to private banks not already invested in the Fund.

•	Existing 529 Plans that currently include the Fund within one or more of their investment options can continue to purchase shares and exchange into the Fund. The Fund will not be available to new plans or existing plans that do not currently invest in the Fund.

•	Funds-of-funds affiliated with the Fund’s investment adviser and non-affiliated funds-of-funds managed by other firms can invest in the Fund.

•	The Fund reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations and insurance companies.

Existing shareholders as of the Closing Date who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Fund’s investment adviser and its affiliates, its parent company and the subsidiaries of its parent company will not be permitted to purchase additional shares of the Fund after the Closing Date unless such purchase is through an exception listed above.

March 6, 2013	PS0785.032